Summary Prospectus Supplement	April 20, 2018

Putnam Retirement Income Fund Lifestyle 1
Summary prospectus dated November 30, 2017

Effective on or about April 30, 2018 (the “Effective Date”), the name and goal of each of Putnam Absolute Return 300 Fund (“AR 300 Fund”) and Putnam Absolute Return 700 Fund (“AR 700 Fund”) are changing. AR 300 Fund will be changing its name to Putnam Fixed Income Absolute Return Fund and AR 700 Fund will be changing its name to Putnam Multi-Asset Absolute Return Fund. Following the name and investment goal changes, Putnam Investment Management, LLC (“Putnam Management”) anticipates that AR 300 Fund and AR 700 Fund will be managed in substantially the same manner as is currently the case. Also on the Effective Date, Putnam Absolute Return 500 Fund (“AR 500 Fund”) is expected to merge into AR 700 Fund. Effective June 1, 2018, Putnam Absolute Return 100 Fund’s (“AR 100 Fund”) name, goal and investment strategies are changing. Accordingly, on the Effective Date, the Putnam Retirement Income Fund Lifestyle 1’s approximate asset allocations are changing (although prior to the Effective Date, any purchases into the Putnam Retirement Income Fund Lifestyle 1 that would have been historically allocated to AR 100 Fund and AR 500 Fund may be allocated to AR 300 Fund and AR 700 Fund, respectively) and the following changes are made to the fund’s summary prospectus:

• Similar information in the subsection Investments in the section Investments, risks, and performance is deleted in its entirety and replaced with the following:

The following table presents your fund’s approximate asset allocations as of April 30, 2018.

Underlying Funds*

Putnam Dynamic Asset Allocation Conservative Fund	34.0%

Putnam Government Money Market Fund	6.0%

Putnam Multi-Asset Absolute Return Fund	30.0%

Putnam Fixed Income Absolute Return Fund	30.0%

Equity**	10.2%

Fixed Income**	29.8%

Absolute Return**	60.0%

* Because of rounding in the calculation of allocations among underlying funds and market fluctuations, actual allocations might be more or less than these percentages.

** Equity, fixed income and absolute return allocations are hypothetical estimates based on Putnam Dynamic Asset Allocation Conservative Fund’s strategic allocation to equity and fixed income investments as set forth in its prospectus; assumptions that Putnam Government Money Market Fund is equivalent to a fixed income investment; and assumptions that Putnam Multi-Asset Absolute Return Fund and Putnam Fixed Income Absolute Return Fund are equivalent to an absolute return investment. Putnam Multi-Asset Absolute Return Fund and Putnam Fixed Income Absolute Return Fund follow an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time, regardless of market conditions or general market direction. Actual allocations will vary.

The fund’s target allocations may differ from this illustration. We may change the fund’s target allocations and the underlying funds in which it invests at any time, although we do not expect to make changes frequently. We assume investors will make gradual withdrawals from the fund. More information about the underlying funds is available in each of those funds’ prospectuses.

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• Similar information in the subsection Risks in the section Investments, risks, and performance is deleted in its entirety and replaced with the following:

The efforts of some underlying funds to produce lower volatility returns may not be successful. In addition, under certain market conditions, these funds may accept greater volatility than would typically be the case.

In addition, the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Robert Schoen, James Fetch and Jason Vaillancourt.

Shareholders should retain this Supplement for future reference.